HIGHLAND FLOATING RATE ADVANTAGE FUND
Supplement dated December 18, 2006
To Class A, B and C Shares Prospectus dated January 1, 2006
and
Class Z Shares Prospectus dated January 1, 2006

     On December 18, 2006, shareholders of the Highland Floating Rate Advantage Fund (the “Fund”) approved a new investment advisory agreement between the Fund and Highland Capital Management, L.P. (“Highland”) effective today (the “New Advisory Agreement”). Highland currently provides portfolio management services to the Fund under an investment advisory agreement with the Fund dated July 30, 2004. The New Advisory Agreement provides for a monthly advisory fee, computed and accrued daily, based on an annual rate of 0.65% of the average daily managed assets of the Fund for the first one billion dollars ($1,000,000,000), 0.60% of the average daily managed assets of the Fund for the next one billion dollars ($1,000,000,000), and 0.55% of the average daily managed assets of the Fund over two billion dollars ($2,000,000,000). “Average daily managed assets” of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
     Highland has also reinstated a voluntary waiver, which provides that Highland will waive management fees and reimburse the Fund for its ordinary operating expenses to the extent that such expenses exceed 0.15% of the average daily net assets of the Fund (exclusive of management fees, administrative fees, brokerage commissions, taxes, distribution and service fees, leverage expenses and extraordinary expenses, if any). This arrangement may be modified or terminated by Highland at any time upon seven days’ prior written notice to shareholders.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE